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                       SHEFFIELD FORGEMASTERS GROUP PLC
                         REGISTERED IN ENGLAND & WALES
                                  NO 3120721
                                  PO BOX 108
                                THE OLD RECTORY
                                  SCHOOL HILL
                                    WHISTON
                                   ROTHERHAM
                                    S60 1QR

Mr D Fletcher
Dearne Mill House
19A Cuckstool Road
Denby Dale
HUDDERSFIELD
HD8 8RF

                                                                     2 May 1996

Dear David

YOUR SERVICE CONTRACT DATED 31 OCTOBER 1988 (THE "SERVICE CONTRACT")

I refer to your Service Contract that has been novated to us and set out below the arrangements that we have agreed in relation to outside interests.

Notwithstanding clauses 3(A) and (B) of the Service Contract, the Company consents to:

1. you being engaged, concerned or interested in other business activities whether by way of investment or otherwise (including directorships); and

2. your holding shares in quoted or unquoted companies in excess of 5% of the issued share capital of such company or any class of its shares provided that:

    (a) (in relation to unquoted securities only and in the case of holdings of quoted companies in excess of as 5% defined above) such companies are not operating in competition with the Company or any of its subsidiaries;

    (b) (in relation to unquoted securities only and in the case of holdings of quoted companies in excess of as 5% defined above) such companies are not material suppliers to the group;

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    (c)  you do not have day-to-day executive responsibility for its business; and

    (d)  any directorship is in a non-executive capacity.

Please countersign the copy of this letter enclosed by way of agreement to the above.

By countersigning this letter the Investor Directors approve the above for the purposes of clause 3.1.17 of the Shareholders' Agreement dated 15 March 1996.

Yours sincerely

/s/ P.M. Wright
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Director


We consent to the above:

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Investor Director                               Investor Director



I agree to the above:

/s/ D Fletcher                                  Date                       1996
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D Fletcher